Exhibit 99.2
1st Quarter Fiscal 2010 Financial Results Conference Call Friday, February 5, 2010 10:00 a.m. ET

Safe Harbor Statement & Non-GAAP Financial Measures “Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company’s most recent SEC filings including form 10-K for the fiscal year ended 9/30/09 The Company assumes no obligation to update the information in this presentation. Financial information in this presentation is for: internal managerial purposes; when publicly providing guidance on future results; and as a means to evaluate period-to- period comparisons. These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management believes these financial measures provide an additional way of viewing aspects of our operations, that, when viewed with our GAAP results and the reconciliations to GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors to review our financial statements and publicly filed reports in their entirety and not rely on any single measure.

Strong Ramp in our Business $millions Q4FY09 Q1FY10 Change Revenues $ 64.1 $ 106.2 $ 42.1 Gross Profit 11.9 26.2 14.3 Research & Development 7.1 7.5 0.4 SG&A 18.9 19.0 0.1 Operating Loss before Special Charges ($ 14.1) ($ 0.3) $ 13.8

End Market Trends Q1 FY09 Q4 FY09 Q1 FY10 Semiconductor 70% 79% 85% Industrial 14% 9% 9% Other markets 16% 12% 6% Semiconductor OEMs continue to drive the ramp 2 OEM's represented greater than 10% of revenues in the quarter

Each of our Businesses are Operating to Model 4th Quarter Fiscal 2009 $ 64.1 ($ 14.1) Critical Solutions business growth 17.7 8.4 Systems Solutions business growth 22.3 5.2 GCO (Service) business growth 2.1 1.3 Expediting costs to support ramp (1.0) Stock compensation (0.8) Other 0.7 1st Quarter Fiscal 2010 $ 106.2 ($ 0.3) Operating Profit Revenues (loss) before Special Charges

Adjusted EBITDA Recovery Revenues 73.4 37.3 43.8 64.1 106.2 Adjusted EBITDA (20.3) (26.7) (17.2) (8.7) 5.6 Q1FY09 Q2FY09 Q3FY09 Q4FY09 Q1FY10 $ millions

Special Charges and Higher Taxes impact GAAP Net Income $ millions Q4FY09 Q1FY10 Comments on Sequential Trends Operating loss before Special Charges ($ 14.1) ($ 0.3) Special charges (0.5) (1.7) Restructuring adjustments and loss on liquidating investment Interest income, net 0.4 0.3 Short -term cash yields get tougher Other income, net 0.1 (0.2) Currency fluctuations Income taxes 0.1 (0.6) Non- cash provision release in Q4 Minorities & joint ventures (0.5) (0.3) Japanese JVs incur small losses Net loss from Continuing Operations ($ 14.5) ($ 2.8)

Cash Growth with Effective Control of Working Capital Growth Adjusted EBITDA $ 5.6 Restructuring cash flow (1.5) Net Interest income 0.3 Working capital support of ramp (3.0) Cash flow from Continuing Operations 1.4 Capital Expenditures (0.5) Currency and other (0.1) Net Change in Cash and Marketable Investments $ 0.8 A reconciliation of Adjusted EBITDA to Brooks' Net Loss is included in the earnings release issued on February 5, 2010 $ millions

Critical Balance Sheet accounts $ millions September 2009 December 2009 Comments on Sequential Trends Cash and Marketable Securities 110.5 111.4 Accounts receivable, net 38.4 53.2 DSO improves by 9 days Inventories, net 84.7 89.8 Turns improve from 2.5 to 3.6 Accounts payable (26.4) (46.2) DPO moved back out 4 days Accrued restructuring costs (current & long term) (7.7) (7.0) Working Capital Improves to 16% of annualized quarter sales

Critical Solutions Segment $ millions Q4FY09 Q1FY10 Comments on Sequential Trends Revenues $25.5 $43.2 69% sequential revenue growth Gross Profit 6.9 15.8 Margins improve to 37% Operating Expenses 13.2 13.9 R&D increase in support of new initiatives Segment Operating Income (loss) ($6.3) $ 1.9

Systems Solutions Segment $ millions Q4FY09 Q1FY10 Comments on Sequential Trends Revenues $24.8 $47.1 90% growth driven by Extended Factory Gross Profit 3.4 7.6 Mix impacts on the incremental gross margins Operating Expenses 7.5 7.3 Segment Operating Income (loss) ($4.1) $0.3

Global Customer Operations $ millions Q4FY09 Q1FY10 Comments on Sequential Trends Revenues $13.8 $15.9 15% sequential growth Gross Profit 1.6 2.9 Favorable close out to a significant contract Operating Expenses 4.8 4.8 Segment Operating Loss ($3.2) ( $1.9)

Looking Forward March quarter - At least 35% growth in revenues Significant Extended Factory mix profile continues to drive Systems Solutions growth Return on Sales consistent with the target model of 6.5% to 7.0%* * Operating profit before special charges as a percent of revenues

1st Quarter Fiscal 2010 Financial Results Conference Call Friday, February 5, 2010 10:00 a.m. ET